RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2023
Related Party [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
In the normal course of operations, Brookfield Infrastructure entered into the transactions below with related parties. The immediate parent of Brookfield Infrastructure is our partnership. The ultimate parent of Brookfield Infrastructure is Brookfield. Other related parties of Brookfield Infrastructure represent its subsidiary and operating entities.
Throughout the year, the General Partner, in its capacity as our partnership’s general partner, incurs director fees, a portion of which are charged at cost to our partnership in accordance with our limited partnership agreement. Director fees of $1 million were incurred during the three and six-month periods ended June 30, 2023 (2022: less than $1 million for the three and six-month periods).
Since inception, Brookfield Infrastructure has had a management agreement (the “Master Services Agreement”) with certain service providers (the “Service Providers”), which are wholly-owned subsidiaries of Brookfield.
Pursuant to the Master Services Agreement, on a quarterly basis, Brookfield Infrastructure pays a base management fee, referred to as the Base Management Fee, to the Service Providers equal to 0.3125% per quarter (1.25% annually) of the market value of our partnership. The Base Management Fee was $106 million and $206 million respectively, for the three and six-month periods ended June 30, 2023 (2022: $105 million and $223 million). As of June 30, 2023, $104 million was outstanding as payable to the Service Providers (December 31, 2022: $91 million).
For purposes of calculating the Base Management Fee, the market value of our partnership is equal to the aggregate value of all the outstanding units of our partnership (assuming full conversion of Brookfield’s Redeemable Partnership Units in the Holding LP into units of our partnership), preferred units and securities of the other Service Recipients (as defined in Brookfield Infrastructure’s Master Services Agreement) that are not held by Brookfield Infrastructure, plus all outstanding third party debt with recourse to a Service Recipient, less all cash held by such entities.
As of June 30, 2023, Brookfield Infrastructure had a loan payable of $25 million to a subsidiary of Brookfield (December 31, 2022: $25 million). The loan is payable in full prior to the end of 2024 with an interest rate of 1.7%.
Brookfield Infrastructure, from time to time, will place deposits with, or receive deposits from, Brookfield. As at June 30, 2023, our net deposit from Brookfield was $nil (December 31, 2022: $nil) and Brookfield Infrastructure incurred no interest expense for the three and six-month periods ended June 30, 2023 (2022: less than $1 million and $2 million). Deposits bear interest at market rates.
Brookfield Infrastructure has entered into a $1 billion revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. As of June 30, 2023, there were no borrowings outstanding (December 31, 2022: $nil).
As at June 30, 2023, Brookfield Infrastructure had approximately $140 million of borrowings outstanding to subsidiaries and associates of Brookfield (December 31, 2022: $160 million) and approximately $10 million of net payables to subsidiaries of Brookfield (December 31, 2022: $0.7 billion).
Brookfield Infrastructure’s subsidiaries provide heating, cooling, connection, port marine and natural gas services on market terms in the normal course of operations to subsidiaries and associates of Brookfield. For the three and six-month periods ended June 30, 2023, revenues of approximately $7 million and $9 million, respectively were generated (2022: less than $2 million and $3 million).
Brookfield Infrastructure’s subsidiaries purchase power, lease office space and obtain construction, consulting and engineering services in the normal course of operations on market terms from subsidiaries and associates of Brookfield. For the three and six-month periods ended June 30, 2023, expenses of $34 million and $69 million, respectively were incurred (2022: $27 million and $28 million).
In addition, subsidiaries of Brookfield Infrastructure reported lease assets and liabilities of $12 million at June 30, 2023 (December 31, 2022: $12 million) with a subsidiary of Brookfield.
During the fourth quarter of 2022, our partnership sold a portfolio of investments, which included partial interests in consolidated subsidiaries and financial assets, with an approximate fair value of $310 million to an affiliate of Brookfield in exchange for securities of equal value. The portfolio of investments represented seed assets in a new product offering that Brookfield will be marketing and selling to third party investors which at that time will allow our partnership, subject to certain conditions, monetize the securities to generate liquidity. The securities are recorded as financial assets on the Consolidated Statement of Financial Position. The reduction in partial interests in consolidated subsidiaries is reflected as an increase in non-controlling interest of others in operating subsidiaries on the Consolidated Statement of Financial Position. For the three and six-month periods ended June 30, 2023, our partnership exercised its redemption option associated with the securities and redeemed a portion of its units with a fair value, net of contributions of $120 million and $182 million, respectively.
On March 28, 2023, subsidiaries of the partnership entered into concurrent loan agreements with an affiliate of Brookfield for total proceeds of $500 million. These loans are non-recourse to the partnership and are presented as non-recourse borrowings on the Consolidated Statement of Financial Position. Each loan accrues interest at SOFR plus 200 basis points per annum and matures on March 27, 2024. Interest on each loan was $9 million for the three and six-month periods ended June 30, 2023.
On August 3, 2023, the partnership agreed to the sale of its 7.9% effective interest in its Australian regulated utility operation to an affiliate of Brookfield for net proceeds of approximately $450 million. The sale price was based on a fair value as determined by an independent valuation. The transaction was approved by the Limited Partners Advisory Committee (“LPAC”) of the acquirer and is expected to close within the third quarter of 2023.